Larry G. Reed, #2709
REED & WAGSGARD, LC
57 West 200 South, Suite 400
Salt Lake City, Utah  84101
Telephone: (801) 578-3510
Fax: (801) 578-3531
Attorneys for Plaintiffs

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          IN THE THIRD JUDICIAL DISTRICT COURT OF SALT LAKE COUNTY

                               STATE OF UTAH
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GERARD CONCA AND MICHELLE MILLER,     :

                     Plaintiffs,      :         MOTION TO DISMISS

vs.                                   :    Civil No. 010903821

ACCESSTEL, INC., STUART BOCKLER,      :    Judge Dever
LAWRENCE LIANG, BARBARA BOCKLER,
BLIZZARD TRUST, BRUCE A. PERLMUTTER,  :
DON ABRAMSON AND LISA ABRAMSON,
WILLIAM C. LEE, GLENN M YLES, DR.     :
MARTIN BOCKLER, DR. ELSIE BOCKLER,
LAWRENCE LIANG as TRUSTEE of the      :
GOLDEN DRAGON TRUST, JACK BOCKLER
AND EVELYN BOCKLER, JOHN L. MILLING,  :
LAWRENCE LIANG, as TRUSTEE of the
LAWRENCE LIANG EOP VESTED TRUST,      :
MARTIN CHRISTEN, ORAN CHANG, ROCKWELL
PROPERTY, LTD., STAN TAYLOR, STEVE    :
AUSTIN, STEVEN GREENBURG, TELECOM
MARKETING, TERRY CHOW, WILLIAM C.     :
LEE as TRUSTEE of the TRANQUIL OCEAN
TRUST, IMC ADVISERS, INC., a New      :
Jersey corporation, ATLAS STOCK
TRANSFER and JOHN DOES 1-20,          :

                     Defendants.      :
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          Plaintiffs Gerard Conca and Michelle Miller, by and through their counsel of record, Larry G. Reed, hereby move the above-entitled Court, pursuant to the provisions of Rule 41(a)(2), Utah Rules of Civil Procedure, for the dismissal of the above-entitled action and all claims asserted therein.
           This Motion is based upon the fact that all claims asserted in this matter have been fully adjusted, compromised and settled.

           Dated this 6th day of May, 2003.

                                    REED & WANGSGARD, LC

                                    /s/ Larry G. Reed
                                    Attorneys for Plaintiffs


                           CERTIFICATE OF SERVICE

             I hereby certify that on the 6th day of May, 2003, I caused to be served a copy of the foregoing Motion to Dismiss, via United States Mail, postage prepaid, to the following:

     R. Brent Stephens
     Snow, Christensen & Martineau
     10 Exchange Place #1100
     Salt Lake City, Utah  84111
     Attorney for Defendants

     Ari Markow
     Global Guarantee
     15760 Ventura Blvd., #1020
     Encino, CA  91436


                                         /s/ Ruby M. Rudisell